SUMMARY PROSPECTUS	June 28, 2024

WAYCROSS FOCUSED CORE EQUITY FUND (WAYFX)

Before you invest, you may want to review the Fund’s prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at http://www.waycrossfunds.com. You can also get this information at no cost by calling 1-866-267-4304 or by sending an email request to Fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, each dated June 28, 2024, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Waycross Focused Core Equity Fund (the “Fund”) seeks capital appreciation over a full market cycle, which the Fund defines as a sustained upswing in equity markets followed by a pull back and recovery.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.66%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.63%
Total Annual Fund Operating Expenses	2.29%
Less Management Fee Reductions and/or Expense Reimbursements(1)	(1.60%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(1)	0.69%

(1)	Waycross Partners, LLC (the “Adviser”) has contractually agreed, until June 30, 2025, to reduce the Fund’s Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.69% of the Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Before June 30, 2025, this agreement may not be modified or terminated without the approval of the Board of Trustees (the “Board”). This agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the operating expenses of the Fund remain the same and the contractual agreement to limit expenses remains in effect through the expiration date described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$561	$1,079	$2,501

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified portfolio and pursues its investment objective by investing, under normal circumstances, 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities traded in the U.S. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Fund holds a portfolio of common stocks of mid-capitalization and large-capitalization companies with attractive valuations based on the Adviser’s proprietary analysis. The Adviser defines mid-capitalization companies as companies with a total market capitalization of between $1 billion and $10 billion at the time of purchase and large capitalization companies as companies with a total market capitalization of $10 billion or more at the time of purchase. The Fund may also invest in securities of foreign companies that are publicly traded in the U.S., including in American Depositary Receipts (“ADRs”). The Fund expects to hold 25-35 holdings, under normal market circumstances. The number of securities held by the Fund may exceed this range occasionally, such as when the adviser is accumulating new positions, phasing out or replacing existing positions, or responding to unusual market conditions. The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, as defined by third party sources, including the technology sector.

The Adviser seeks to emphasize companies that have proven their ability to sustainably grow earnings, sometimes through innovation, above market expectations. The Adviser generates a focus universe of investment candidates of approximately 300 companies traded in the United States. The Adviser rigorously analyzes each investment candidate, evaluating company-specific metrics (“key factors”) it deems most likely to affect annual earnings, and then ranks the companies based on the Adviser’s assessment of these key factors. The Adviser defines key factors as the most critical drivers of a company’s annual earnings estimates; for example, foot traffic at a restaurant, units sold for a tech product company, or operating costs for an industrial company. Following further analysis, the Adviser buys stocks for the Fund’s portfolio that it determines to have improving key factors and are available at reasonable valuations.

The Adviser will sell a stock when there is a material adverse change in the issuer’s key factors. A security position may also be sold when the Adviser believes other investment opportunities are more attractive or that the security is unlikely to benefit from current business, market, or economic conditions.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends upon the Adviser’s skill in selecting securities for purchase and sale by the Fund and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are described below.

Non-Diversification Risk. The Fund is non-diversified under the Investment Company Act and employs a concentrated investment strategy. Accordingly, the Fund typically invests a greater portion of its assets in, and its performance may be affected by, a smaller number of issuers than if it were a diversified, less concentrated fund. Further, the Fund may experience greater losses because of a single issuer’s unfavorable market or economic conditions or other adverse developments impacting the market value of the issuer’s securities.

Equity Securities Risk. As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Large-Capitalization Company Risk. Large-capitalization companies are more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk. Investments in mid capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. In addition, in many instances, the securities of mid -capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies. Because mid-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and may not be widely followed by investors, which can lower the demand for their stock.

Sector Risk. The Fund may have significant exposure to one or more sectors that the Adviser believes offer more growth potential in current market conditions. The Fund may face various risks associated with investing substantially in certain sectors, such as that an individual sector may be more volatile than the broader market, or could perform differently, and that the stocks of multiple companies within a sector could simultaneously decline in price because of an event that affects the entire sector.

Technology Sector Risk. At times, the Fund’s assets are focused on the Technology sector, which means it will be affected by performance of and developments in that sector, as compared to a more diversified fund. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, product obsolescence, government regulation, and competition, both domestically and internationally.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics, pandemics, or other public health issues. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly, and therefore adversely affect the Fund.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, which represent interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies.

Management Style Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year and since inception compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-267-4304 or by visiting the Fund’s website at http://www.waycrossfunds.com.

Calendar Year Returns

The Fund’s year-to-date return through March 31, 2024 is 13.70%.

Quarterly Returns During This Time Period

Highest:	12.82% (quarter ended December 31, 2023)
Lowest:	(17.50%) (quarter ended June 30, 2022)

Average Annual Total Returns
(for periods ended December 31, 2023)

	One Year	Since Inception (December 15, 2020)
Waycross Focused Core Equity Fund
Return Before Taxes	33.43%	11.18%
Return After Taxes on Distributions	33.10%	10.96%
Return After Taxes on Distributions and Sale of Fund Shares	19.79%	8.64%
S&P 500 Index Total Return Index (reflects no deduction for fees, expenses, or taxes)	26.29%	10.47%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

MANAGEMENT OF THE FUND

Waycross Partners, LLC is the Fund’s investment adviser.

Investment
Portfolio	Experience	Primary Title
Managers	with the Fund	with Adviser
Benjamin H. Thomas, CFA	Manager of the Fund since its inception in 2020	Founding Principal, Chief Investment Officer, and Portfolio Manager
John W. Ferreby, CFA	Manager of the Fund since its inception in 2020	Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

The minimum investment amount is $5,000 for all regular accounts.

Minimum Additional Investment

Once an account is open, additional purchases of Fund shares may be made at any time in any amount.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to the Waycross Focused Core Equity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-866-267-4304 for assistance.

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Such tax deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing.” Ask your salesperson or visit your financial intermediary’s website for more information.